June 17, 2016

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

Supplement to Summary and Statutory Prospectus
dated June 1, 2016

The following information supplements the information contained in "Tax Information" in the summary prospectus and "Distributions and Taxes" in the statutory prospectus:

Distributions paid by the fund may include a return of capital. The amount of the fund's distribution, if any, that constitutes a return of capital represents a return of your original investment in fund shares. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in your cost basis in the fund's shares. Distributions in excess of your adjusted tax basis in your fund shares are generally treated as capital gains.

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